UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 18, 2013

NorthStar Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54671	26-4141646
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

399 Park Avenue, 18th Floor, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2013, NSREIT CB Loan, LLC (“NSREIT CB”), an indirect wholly-owned subsidiary of NorthStar Real Estate Income Trust, Inc. (the “Company”), entered into a Second Amendment (the “Second Amendment”) to that certain Master Repurchase Agreement dated July 18, 2012, as amended by that certain First Amendment to Master Repurchase Agreement, dated November 30, 2012 (the “Citi Credit Facility”) with Citibank, N.A. (“Citibank”) and a First Amendment (the “Limited Guaranty Amendment”) to that certain Limited Guaranty dated July 18, 2012 (the “Guaranty”). The Second Amendment increased available financing from $100 million to $150 million and requires NSREIT CB to maintain at least $3.75 million and a maximum of $22.5 million in unrestricted cash at all times during the term of the Citi Credit Facility. The Limited Guaranty Amendment increased the Company’s maximum equity requirement from $250 million to $375 million. As of the date hereof, NSREIT CB and the Company had unrestricted cash and equity well in excess of the required amounts. All other terms of the Citi Credit Facility and the related Guaranty remained the same.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the Second Amendment and the Limited Guaranty Amendment which are filed as an exhibit to this Current Report on Form 8-K as well as the Citi Credit Facility and the Guaranty that were filed as exhibits to the Current Reports on Form 8-K filed on July 19, 2012 and December 4, 2012, respectively.

Safe-Harbor Statement

Certain items in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by words like “anticipate,” “believe,” “plan,” “hope,” “goal,” “expect,” “future,” “intend,” “will,” “could” and “should” and similar expressions.  These statements are based on the Company’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; the Company can give no assurance that its expectations will be attained.  Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results.  Variations of assumptions and results may be material.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, generally accepted accounting principles and policies and rules applicable to REITs as well as whether NSREIT CB and the Company will continue to maintain sufficient unrestricted cash and equity, and otherwise remain in compliance with the terms of the Citi Credit Facility and Guaranty.  Factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission.  Such forward-looking statements speak only as of the date of this Current Report on Form 8-K.  The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1

Second Amendment to Master Repurchase Agreement and First Amendment to Limited Guaranty, dated as of April 18, 2013, by and among NSREIT CB Loan, LLC, NorthStar Real Estate Income Trust, Inc. and Citibank, N.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR REAL ESTATE INCOME TRUST, INC.

Date: April 23, 2013	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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